                                1,760,000 Shares

                             CFM TECHNOLOGIES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                 (U.S. Version)


                                                        __________________, 1996



PaineWebber Incorporated


Donaldson, Lufkin & Jenrette Securities Corporation

Montgomery Securities
 As Representatives of the
 several U.S. Underwriters
c/o PaineWebber Incorporated
 1285 Avenue of the Americas
 New York, New York 10019

Dear Sirs:


          CFM Technologies, Inc., a Pennsylvania corporation (the "Company"), and the persons named in Schedule I (the "Selling Shareholders"), propose to sell an aggregate of 1,760,000 shares (the "U.S. Firm Shares") of the Company's Common Stock, no par value (the "Common Stock"), of which 1,698,461 shares are to be issued and sold by the Company and an aggregate of 61,539 shares are to be sold by the Selling Shareholders in the respective amounts set forth opposite their respective names in Schedule I, in each case to you and to the several other U.S. Underwriters named in Schedule II hereto (collectively, the "U.S. Underwriters"), for whom you are acting as representatives (the "Representatives"), in connection with the offering and sale of such shares of Common Stock in the United States and Canada to United States and Canadian Persons (as hereinafter defined). The Company has also agreed to grant to you and the other U.S. Underwriters an option (the "Option") to purchase up to an additional 330,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The U.S. Firm Shares and the

Option Shares are referred to collectively herein as the "U.S. Shares" and the International Shares (as hereinafter defined) and the U.S. Shares are referred to collectively herein as the "Shares". It is understood that the Company is concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of 440,000 shares of Common Stock (the "International Shares"), through arrangements with certain underwriters outside the United States and Canada (the "International Underwriters"), for whom PaineWebber International (U.K.) Limited , Donaldson, Lufkin & Jenrette Securities Corporation And Montgomery Securities are acting as lead managers (the "Managers"), in connection with the offering and the sale of such shares of Common Stock outside the United States and Canada to persons other than United States and Canadian Persons. As used herein, "United States or Canadian Person" shall mean any individual who is resident in the United States or Canada, any corporation, pension, profit-sharing or other trust or other entity organized under or governed by the laws of the United States or Canada or of any political subdivision thereof (other than the foreign branch of any United States or Canadian Person), and any United States or Canadian branch of a person other than a United States or Canadian Person; and "United States" shall mean the United States of America, its territories, possessions and all areas subject to its jurisdiction.

          The U.S. Underwriters have entered into an agreement with the International Underwriters (the "Agreement Between U.S. Underwriters and International Underwriters") contemplating the coordination of certain transactions between the U.S. Underwriters and the International Underwriters and any such transactions between the U.S. Underwriters and the International Underwriters shall be governed by the Agreement Between U.S. Underwriters and International Underwriters and shall not be governed by the terms of this Agreement.

          The initial public offering price per share for the U.S. Shares and the purchase price per share for the U.S. Shares to be paid by the several U.S. Underwriters shall be agreed upon by the Company, the Selling Shareholders and the Representatives, acting on behalf of the several U.S.

Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "U.S. Price Determination Agreement"). The U.S. Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the U.S. Shares will be governed by this Agreement, as supplemented by the U.S. Price Determination Agreement. From and after the date of the execution and delivery of the U.S. Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the U.S. Price Determination Agreement. The initial public offering price per share and the purchase price per share for the International Shares to be paid by the several International Underwriters pursuant to the International Underwriting Agreement shall be set forth in a separate agreement (the "International Price Determination Agreement"), the form of which is attached to the International Underwriting Agreement. From and after the date of the execution and delivery of the International Price Determination Agreement, unless the context otherwise indicates, all references contained herein to the "International Underwriting Agreement" shall be deemed to include the International Price Determination Agreement. The purchase price per share for the International Shares to be paid by the several International Underwriters shall be identical to the purchase price per share for the U.S. Shares to be paid by the several U.S. Underwriters hereunder.


          Each Selling Shareholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which each Selling Shareholder has placed his or its U.S. Firm Shares in custody and appointed the persons designated therein as a committee (the "Committee") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and hereto.

          The Company and the Selling Shareholders confirm as follows their respective agreements with the Representatives and the several other U.S. Underwriters.

          1.   Agreement to Sell and Purchase.
               ------------------------------

               (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company and each of the Selling Shareholders, severally and not jointly, agree to sell to the several U.S. Underwriters and (ii) each of the U.S. Underwriters, sever ally and not jointly, agrees to purchase from the Company and the Selling Shareholders at the purchase price per share for the U.S. Firm Shares to be agreed upon by the Representatives, the Company and the Selling Shareholders in accordance with Section 1(c) or 1(d) and set forth in the U.S. Price Determination Agreement, the number of U.S. Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule II, plus such additional number of U.S. Firm Shares which such U.S. Underwriter may become obligated to purchase pursuant to Section 9 hereof. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule II may be attached to the U.S. Price Determination Agreement.


               (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several U.S. Underwriters to purchase up to 330,000 Option Shares from the Company at the same price per share as the U.S. Underwriters shall pay for the U.S. Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the U.S. Firm Shares by the U.S. Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the U.S. Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing

Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the U.S. Underwriters the number of Option Shares set forth in the Option Shares Notice, and each U.S. Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of U.S. Firm Shares that such U.S. Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

               (c) If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the U.S. Firm Shares and the purchase price per share for the U.S. Firm Shares to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement (as hereinafter defined) containing such per share price information shall be filed before the Registration Statement becomes effective.

               (d) If the Company has elected to rely on Rule 430A, the initial public offering price per share for the U.S. Firm Shares and the purchase price per share for the U.S. Firm Shares to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement. In the event that the U.S. Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 7 shall remain in effect.


          2.   Delivery and Payment.  Delivery of the U.S. Firm Shares shall
               --------------------
be made to the Representatives for the accounts of the U.S. Underwriters against payment of the purchase price by wire transfer or by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of each of the Company and the Committee at the office of PaineWebber Incorpo rated, 1285 Avenue of the Americas, New York, New York 10019. Such payment shall be made at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or, if the Company has elected to rely on Rule 430A, the third business day after the date on which the first bona fide offering of the U.S. Shares to the public is made by the U.S. Underwriters or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon in writing by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date"). In the event the Company or the Committee elects to receive the purchase price by wire transfer, the Company and the Committee (as applicable) will provide wire transfer instructions to the Representatives no less than two days prior to the Closing Date.

          To the extent the Option is exercised, delivery of the Option Shares against payment by the U.S. Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

          Certificates evidencing the U.S. Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the U.S. Shares, the Company agrees to make such certificates available for inspection at the above-mentioned office of PaineWebber Incorporated least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.


          3.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents, warrants and covenants to each U.S. Underwriter that:


               (a) A registration statement (Registration No. 33- 80359) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and

Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The registration statement contains forms of two preliminary prospectuses to be used in connection with the offering and sale of the Shares: a United States preliminary prospectus (the "United States Preliminary Prospectus") relating to the U.S. Shares and an international preliminary prospectus (the "International Preliminary Prospectus"; the United States Preliminary Prospectus and the International Preliminary Prospectus are referred to collectively herein as the "preliminary prospectus") relating to the International Shares. The International Preliminary Prospectus is identical to the United States Preliminary Prospectus, except for differences in the outside front cover page, the back cover page and the text of the section headed "Underwriting" and except for the inclusion in the International Preliminary Prospectus of a section headed "United States Taxation of Non-U.S. Shareholders." The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments have been delivered to the Representatives and the Managers, copies of each related United States Preliminary Prospectus have been delivered to the Representatives of the U.S. Underwriters and copies of each related International Preliminary Prospectus have been delivered to the Managers. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of the U.S. Price Determination Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means, collectively, (i) a prospectus relating to the U.S. Shares (the "United States Prospectus") and (ii) a prospectus relating to the International Shares (the "International Prospectus"), in the respective forms they are first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the forms of final prospectuses included in the Registration Statement at the Effective Date.


               (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply in all material respects with all applicable provisions of the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any U.S. Underwriter or International Underwriter furnished in writing to the Company by the Representatives or the Managers specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the information set forth (i) in the last paragraph on the outside front cover of the preliminary prospectus and the Prospectus, (ii) in the bold-face paragraph at the bottom of the inside front cover of the preliminary prospectus and the Prospectus, and (iii) the second, third, fourth, fifth and sixth paragraphs under "Underwriting" in the Registration Statement, the preliminary prospectus and the Prospectus (insofar as such information relates to the U.S. Underwriters or the International Underwriters) constitutes the only information relating to any U.S. Underwriter or International Underwriter furnished in writing to the Company by the Representatives or the Managers specifically for inclusion in the United States Preliminary Prospectus, the Registration Statement or the United States Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.


               (c) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement (the "subsidiaries"). The Company and each of its subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business currently conducted. The Company and each of its subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole. Except for the stock of the subsidiaries and as disclosed in the Registration Statement or on Schedule III attached hereto, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the articles or certificate of incorporation and of the by-laws of the Company and each of its subsidiaries and all amendments thereto have been delivered to the Representatives and the Managers, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.


               (d) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and are not and will not be subject to, nor were they nor will they be issued in violation of any preemptive or similar right. The outstanding shares of capital stock of the subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to, nor were they issued in violation of, any preemptive rights, and are owned, of record and beneficially, by the Company, free and clear of all liens, encumbrances, options or claims whatsoever. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations. Except as provided in the corporation law of the respective jurisdictions of incorporation of the subsidiaries or as set forth in the Prospectus, there are no restrictions of any kind which prevent the payment of dividends by any subsidiary.


               (e) The financial statements included in the Registration Statement or the Prospectus present fairly the consolidated financial position of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. To the knowledge of the Company, Arthur Andersen LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Item 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

               (f) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


               (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (except for exercises of outstanding stock options described in the Prospectus), or any material change in the business, properties, financial condition or results of operations of the Company and its subsidiaries, (ii) neither the Company nor any of its subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, has entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and therein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

               (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.


               (i) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially adversely affect the Company and its subsidiaries or the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.


               (j) The Company and each of its subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as currently conducted except in a case where the failure to obtain any thereof would not materially adversely affect the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) complied in all material respects with all laws, regulations and orders applicable to them or their respective businesses and (iii) performed all material obligations required to be performed by them, and are not, and at the Closing Date will not be, in default, under any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other material agreement or instrument (collectively, a "contract or other agreement") to which any of them is a party or by which any of their property is bound or affected. To the knowledge of the Company , no other party under any contract or other agreement to which the Company or any of it subsidiaries is a party is in default in any respect thereunder. Neither the Company nor any of its subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its articles or certificate of incorporation or by-laws, as amended to such date.

               (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein and in the International Underwriting Agreement, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the U.S. Underwriters of the U.S. Shares to be sold by the Company.


               (l) The Company has full corporate power and authority to enter into this Agreement and the International Underwriting Agreement. Each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof and thereof. The performance of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Articles of Incorporation, as amended, or Amended and Restated By-Laws of the Company, any contract or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, except for violations or conflicts which would not have a material adverse effect on the business, properties, financial condition and results of operations of the Company and its subsidiaries taken as a whole.


               (m) The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company . The Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially inter fere with the use made and proposed to be made of such properties by the Company.

               (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof.


               (o) No statement, representation, warranty or covenant made by the Company in this Agreement or in the International Underwriting Agreement or made in any certifi cate or document required by this Agreement or the International Underwriting Agreement to be delivered to the Representatives or the Manager was or will be, when made, inaccurate, untrue or incorrect in any material respect.

               (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.


               (r) The Shares are eligible for quotation and trading on The Nasdaq Stock Market.

               (s) Neither the Company nor any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.


               (t) The Company and its subsidiaries own, or are licensed or otherwise possess adequate rights to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (collectively, "Intellectual Property") which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. Except as otherwise described in the Prospectus, no claims have been asserted by any person to the use of any Intellectual Property or challenging or questioning the validity or effectiveness of any Intellectual Property. The use, in connection with the business and operations of the Company and its subsidiaries, of any Intellectual Property does not, to the Company's knowledge, infringe on the rights of any person, to the extent that an unfavorable decision, ruling or finding as to such infringement could materially adversely affect the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (u) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (v) Except for the estate of Robert W. Donahue, which is the record holder Of 33,686 shares of Common Stock, no holder of Common Stock has any right to cause the Company to redeem any such Common Stock or to exchange any such Common Stock for other securities, either presently or upon the passage of time or the occurrence of any future event, which right will survive the Closing.


               (w) The November 1994 sale of certain assets by each of CFM Technologies Limited Partnership and CFM Technologies Research Associates (together, the "Partnerships") to the Company in exchange for the issuance of shares of Common Stock (the "Exchange Shares") by the Company to the Partnerships and the distribution of such shares to the limited partners of the Partnerships (collectively, the "Partnership Transactions") complied in all material respects with the limited partnership agreements of the Partnerships (the "Limited Partnership Agreements"); no consent of the limited partners of either of the Partnerships was required to be obtained in connection with the Partnership Transactions; and no limited partner of either of the Partnerships is entitled to any additional consideration in respect of the Partnership Transactions, pursuant to the provisions in the Research and Development Agreements between the Company and the Partnerships (the "Research and Development Agreements") relating to the prepayment of the purchase price payable upon exercise of the option to purchase contained therein, except such consideration which, if paid by the Company, would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.


               (x) The sale of the Exchange Shares by the Company to the Partnerships and the distribution of the Exchange Shares by the Partnerships to their limited partners, and the November 1994 issuance of shares of Common Stock by the Company to the shareholders of CFM Technologies, Incorporated in connection with the organization of the

Company as a holding company, complied in all material respects with the Act and the Rules and Regulations.


               (y) The statements in the Prospectus under the headings "Risk Factors -- Intellectual Property Rights" and "Business -- Intellectual Property" insofar as such statements constitute summary descriptions of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings. Except as described in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (and the Company knows of no infringement of or conflict with) asserted rights of others in any patents, trade secrets, copyrights, trademarks, service marks or trade names, except to the extent that, either singly or in the aggregate, such infringement would not materially adversely affect the business, properties, financial condition or results of operations of the Company. To the knowledge of the Company, except as set forth in the Prospectus, there is no infringement or violation by others of any of the Company's patents, trade secrets, copyrights, trademarks, service marks or trade names. Except as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened related to patents, trade secrets, copyrights, trademarks, service marks or trade names of others to which the Company or any of its subsidiaries is a party or, except for ordinary proceedings initiated by the Company or any of its subsidiaries seeking statutory rights, registrations or certifications from governmental authorities, to which any intellectual property of the Company or any of its subsidiaries is subject.

               (z) There is no contract or other document relating to patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks or trade names of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Prospectus that is not filed or described as required.

               (aa) Attached hereto as Schedule III is an accurate and complete list describing all patents issued to, and all patent applications filed on behalf of, the Company or any of its subsidiaries with the U.S. Patent and Trademark Office or with patent authorities in other countries. The named inventor(s) in the applications listed in Schedule III are the original and first inventor(s) of the subject matter which is claimed. Except as listed on
Schedule III, no other patents have been issued to, or patent applications filed by or on behalf of, the Company or any of its subsidiaries. All the inventors have assigned all their right, title and interest in the applications and the patents listed on Schedule III to the Company or its subsidiaries. The Company is not aware of any facts that would rebut the statutory presumption of validity of an issued U.S. patent as it applies to the U.S. patents listed on Schedule
III. Further, except as set forth in the Prospectus, the Company is not aware of any actions brought or threatened by any party alleging the invalidity or unenforceability of the U.S. patents listed on Schedule III.


          4.   Representations and Warranties of the Selling Shareholders.  Each
               ----------------------------------------------------------
Selling Shareholder, severally and not jointly, represents, warrants and covenants to each Underwriter that:


               (a) Such Selling Shareholder has full power and authority to enter into this Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Shareholder, have been given. Each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with the terms thereof and hereof.

               (b) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the

Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the U.S. Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever.

               (c) On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

               (d) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Shareholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Shareholder is a corporation or partnership, the organizational documents of such Selling Shareholder, or, as to all such Selling Shareholders, any contract or other agreement to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

               (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein and in the Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the U.S. Underwriters of the U.S. Shares to be sold by such Selling Shareholder.


               (f) Such Selling Shareholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus which has materially adversely affected, or may materially adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.


               (g) All material information with respect to such Selling Shareholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Act and the Rules and Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Act and the Rules and Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.


               (h) Other than as permitted by the Act and the Rules and Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.


               (i) Certificates in negotiable form for the U.S. Firm Shares to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such Firm Shares under this Agreement and under the Agreement and Power of Attorney which appoints Ballard Spahr Andrews & Ingersoll as custodian (the "Custodian") for each Selling Shareholder. Such Selling Shareholder agrees that the Shares represented by the certificates held in custody for him or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Committee, the U.S. Underwriters, each other Selling Shareholder and the Company, that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian and the Committee by such Selling Shareholder are irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the U.S. Firm Shares hereunder, certificates for the U.S. Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Committee and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Committee, or either of them, shall have received notice thereof.


          5.   Agreements of the Company and the Selling Shareholders.  The
               ------------------------------------------------------
Company (and the Selling Shareholders as to Sections 5(i), (j), (o), (p), (q) and (r)) agree, severally and not jointly, with the several U.S. Underwriters as follows:


               (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by a U.S. Underwriter, International Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives and the Managers within a reasonable period of time prior to the filing thereof and the Representatives and the Managers shall not have objected thereto in good faith.

               (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives and the Managers promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the opinion of counsel for the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives and the Managers promptly of all such filings.


               (c) The Company will furnish to the Representatives and the Managers, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements, and all exhibits thereto, and will furnish to the Representatives and the Managers, without charge, for transmittal to each of the other U.S. Under-writers and International Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements but without exhibits.

               (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

               (e) On the Effective Date, and thereafter from time to time, the Company will deliver (i) to each of the U.S. Underwriters, without charge, as many copies of the United States Prospectus or any amendment or supplement thereto as the Representatives may reasonably request and (ii) to each of the International Underwriters, without charge, as many copies of the International Prospectus or any amendment or supplement thereto as the Managers may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several U.S. Underwriters and International Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the U.S. Underwriters or counsel to the International Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the U.S. Underwriters, without charge, such number of copies of such supplement or amendment to the U.S. Prospectus as the Representatives may reasonably request and will deliver to the Managers, without charge, such number of copies of such supplement or amendment to the International Prospectus as the Managers may reasonably request.


     (f) Prior to any public offering of the Shares, the Company will cooperate with the Representatives and the Managers and counsel to the Underwriters and the Managers in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives and the Managers may request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside of the United States; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

               (g)  During the period of three years commencing on the Effective
                                               -----
Date, the Company will furnish to the Representatives, the Managers and each other U.S. Underwriter or International Underwriter who may so request copies of all periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives, the Managers and each other U.S. Underwriter or International Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

               (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

               (i) Whether or not the transactions contemplated by this Agreement or the International Underwriting Agreement are consummated or this Agreement or the International Underwriting Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives or the Managers, all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement and the International Underwriting Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus,

Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Between U.S. Underwriters and International Underwriters, the International Underwriting Agreement, the Agreement Among Underwriters, the Agreement among International Underwriters, any Dealer Agreements, any Underwriters' Questionnaire and the Agreement and Power of Attorney, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the U.S. Underwriters, the International Underwriters or by dealers to whom Shares may be sold, (5) the inclusion of the Shares on the Nasdaq stock Market, (6) any filing fees in connection with filings required to be made by the U.S. Underwriters and the International Underwriters with the NASD, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel (including counsel in Canadian provinces and territories, if any) to the U.S. Underwriters and International Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company and counsel to the Selling Shareholders and (9) the transfer agent for the Shares.


               (j) In the event that the transactions contemplated by this Agreement or the International Underwriting Agreement are not consummated for any reason, other than pursuant to Section 9 hereof or as a result of the Underwriters' intentional refusal to proceed without cause, then the Company shall reimburse the representatives for their accountable reasonable out-of-pocket expenses associated with the offering contemplated hereby, including, without limitation, the fees and disbursements of counsel for the Underwriters, in an amount not to exceed $125,000. This amount shall be in addition to any and all reimbursements required to be paid by the Company to the Representatives or the Managers pursuant to Section 5(i) above.

If as a result of the Underwriters' intentional refusal to proceed without cause, the Offering contemplated is not consummated, then the Representatives shall not be entitled to any expense reimbursement pursuant to the preceding sentence. For purposes of this paragraph, "cause" shall not include (without limitation) the Underwriters' inability to market the Shares whether or not there have been any events materially adverse to the Company or the financial markets in general.

               (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

               (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.


               (m) During the period of 180 days commencing at the effective Date, the Company will not, without the prior written consent of Painewebber incorporated on behalf of the U.S. Underwriters and the Managers, (1) grant options to purchase shares of Common Stock at a price less than the initial public offering price, (2) accelerate the vesting of any option outstanding on the date hereof, or (3) grant any option which is or will become exercisable within such 180-day period.


               (n) The Company will not, and will use its best efforts to cause each of its executive officers, directors and each beneficial owner of more than 6,653 shares of the outstanding shares of Common Stock to enter into agreements with the Representatives in the form set forth in Exhibit C to the effect that they will not, for a period of 180 days after the effective date, without the prior written consent of Painewebber incorporated on behalf of the U.S. Underwriters, offer, offer to sell, sell, contract to sell or grant any option to purchase or otherwise dispose of or transfer (or announce any offer, offer of sale, sale, contract of sale or grant of any option to purchase or other disposition or transfer of) any shares of Common Stock or securities substantially similar thereto or any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or such similar securities, then beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) or thereafter acquired by such persons (except that the Company may (i) grant options under, (ii) issue shares upon exercise of options granted under, and (iii) issue shares under, any employee benefit plan described in the Registration Statement.

               (o) The Selling Shareholders will not, for a period of 180 days after the effective date, without the prior written consent of Painewebber incorporated on behalf of the U.S. Underwriters, offer, offer to sell, sell, contract to sell or grant any option to purchase or otherwise dispose of or transfer (or announce any offer, offer of sale, sale, contract of sale or grant of any option to purchase or other disposition or transfer of) any shares of Common Stock or securities substantially similar thereto or any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or such similar securities, then beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) or thereafter acquired by the Selling Shareholders.

               (p) The Selling Shareholders will not, without the prior written consent of the Representatives, make any bid for or purchase any shares of Common Stock during the 120-day period following the date hereof.

               (q) As soon as any Selling Shareholder is advised thereof, such Selling Shareholder will advise the Representatives and the Managers and confirm such advice in writing, (1) of receipt by such Selling Shareholder, or by any representative of such Selling Shareholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Shareholders in connection with the transactions contemplated by this Agreement or the International Underwriting Agreement and (2) of the happening of any event during the period from and after the Effective Date that in the judgment of such Selling Shareholder makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make such statements therein, in light of the circumstances in which they were made, not misleading.


               (r) Each Selling shareholder will deliver to the Representatives and the Managers prior to or on the Effective Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).


               (S) CFM shall, within 30 days after the Effective Date, implement the following environmental regulatory actions with respect to its manufacturing facility located at 1336 Enterprise Drive, West Chester, Pennsylvania and furnish to Painewebber incorporated documentation thereof:


                    (i) Apply for any necessary permit, permit renewal or other approval required by local sewer authorities for the discharge of wastewater to those authorities;


                    (ii) Determine necessity for obtaining "Plan Approval" under state air regulations, for the scrubber vent and clean room exhaust; and apply for any required Plan Approval;


                    (iii) Commence all wastewater piping or drainage modifications which may be necessary to separate process water from stormwater, or apply for appropriate wastewater permit amendment;


                    (IV) Document rcra generator status as either small quantity or large quantity generator, and modify, if necessary, disposal services for used rags and wipes.

Determine necessity for complying with state residual waste record-keeping requirements and commence compliance if necessary.


               (T) With respect to any current shareholder of the Company who or which has not as of the date hereof completed, executed and delivered to the Representatives an NASD questionnaire in the form previously requested by the Representatives disclosing that such shareholder has no direct or indirect association or affiliation with any member of the nasd, for a period of 90 days following the effective date: (i) the Company will not issue new stock certificates to such shareholder in the form which will be given in replacement of the "private company" stock certificates currently issued to all Company shareholders, and (ii) the Company will instruct its transfer agent to register "stop transfer" instructions with respect to the certificates held by such shareholder.

          6.   Conditions of the Obligations of the U.S. Underwriters.  In
               ------------------------------------------------------
addition to the execution and delivery of the U.S. Price Determination Agreement, the obligations of each U.S. Underwriter hereunder are subject to the following conditions:

               (a) Notification that the Registration Statement has become effective shall be received by the Representatives and the Managers not later than 5:00 p.m., New York City time, on the date of this Agreement and the International Underwriting Agreement or at such later date and time as shall be consented to in writing by the Representatives and the Managers, and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for addi-tional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Managers and the Representatives and the Managers do not object thereto in good faith, and the Representatives and the Managers shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).


               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the U.S. Underwriters and the International Underwriters at the initial public offering price.

               (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially adversely affect the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.


               (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date as if made at the Closing Date and all covenants and agreements contained herein and in the International Underwriting Agreement to be performed on the part of the Company and the Selling Shareholders and all conditions contained herein and in the International Underwriting Agreement to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.


               (f) The Representatives and the Managers shall have received opinions, each dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the U.S. Underwriters and International Underwriters, from Ballard Spahr Andrews & Ingersoll, counsel to the Company, to the effect set forth in Exhibit D, from Siana & Shields, P.C., counsel to the Selling Shareholders other than Myron S. Gelbach, JR., and from Ballard Spahr Andrews & Ingersoll, counsel to Myron S. Gelbach, JR., each to the effect set forth in Exhibit E.


               (g) The Representatives and the Managers shall have received opinions relating to patent matters, each dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the U.S. Underwriters and International Underwriters, from Panitche Schwarze Jacobs & Nadel, P.C., Testa, Hurwitz & Thibeault and Morgan, Lewis & Bockius, patent counsel to the Company, to the effect set forth in Exhibits F and G, respectively.

               (h) The Representatives and the Managers shall have received an opinion, dated the Closing Date and the Option Closing Date, from Pepper, Hamilton & Scheetz, counsel to the U.S. Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives and the Managers.

               (i) Concurrently with the execution and delivery of this Agreement and the International Underwriting Agreement, or, if the Company elects to rely on Rule 430A, on the date of the United States Prospectus, the Accountants shall have furnished to the Representatives and the Managers a letter, dated the date of its delivery, addressed to the Representatives and the Managers and in form and substance satisfactory to the Representatives and the Managers, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives and the Managers a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.


               (j) Concurrently with the execution and delivery of this Agreement and the International Underwriting Agreement or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives and the Managers A certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the

Company, in form and substance satisfactory to the Representatives and the Managers, to the effect that:

               (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

               (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is dated, true and correct in all material respects.

               (iii) Each of the covenants required to be performed by the Company herein and in the International Underwriting Agreement on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.


               (k) Concurrently with the execution and delivery of this Agreement and the International Underwriting Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall have been furnished to the Representatives and the Managers A certificate, dated the date of its delivery, signed by the Committee on behalf of each of the Selling Shareholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of each of the Selling Shareholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Shareholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.


               (l) On or prior to the Closing Date, the Representatives and the Manager shall have received the executed agreements referred to in Section
5(n).

               (m) The Shares shall be qualified for sale in such jurisdictions as the Representatives and the Managers may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.


               (n) Prior to the Effective Date, the Shares shall have been qualified for quotation and trading on the Nasdaq stock Market.


               (o) The Company and the Selling Shareholders shall have furnished to the Representatives and the Managers such certificates, in addition to those specifically mentioned herein, as the Representatives or the Managers may have reasonably requested as to the accuracy and completeness in all material respects at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy IN all material respects at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Shareholders herein and in the International Underwriting Agreement, as to the performance by the Company and the Selling Shareholders of its and their respective obligations hereunder and under the International Underwriting Agreement, or as to the fulfillment in all material respects of the conditions concurrent and precedent to the obligations hereunder and under the International Underwriting Agreement of the Representatives and the Managers.

               (p) The closing of the purchase and sale of the International Shares pursuant to the International Underwriting Agreement shall occur concurrently with the closing of the purchase and sale of the U.S. Shares hereunder.

          7.   Indemnification.
               ---------------


               (a) Each of the Company and the Selling Shareholders, jointly and severally, will indemnify and hold harmless each U.S. Underwriter, the directors, officers, employees and agents of each U.S. Underwriters and each person, if any, who controls each U.S. Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company and the Selling Shareholders will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the U.S. Shares in the public offering to any person by a U.S. Under writer and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any U.S. Underwriter furnished in writing to the Company by the Representatives on behalf of any U.S. Underwriter expressly for inclusion in the Registration Statement, the United States Preliminary Prospectus or the United States Prospectus. This indemnity agreement will be in addition to any liability that the Company or any Selling Shareholder might otherwise have.


               (b) Each U.S. Underwriter severally will indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company or the Selling

Shareholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement on his own behalf or pursuant to a power of attorney to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each U.S. Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any U.S. Underwriter furnished in writing to the Company by the Representatives on behalf of such U.S. Underwriter expressly for use in the Registration Statement, the United States Preliminary Prospectus or the United States Prospectus. This indemnity will be in addition to any liability that each U.S. Underwriter might otherwise have.


               (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commence ment of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders or the U.S. Underwriters, the Company, the Selling Shareholders and the U.S. Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Shareholders from persons other than the U.S. Underwriters, such as persons who control the Company or the Selling Shareholders within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Shareholders and any one or more of the U.S. Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Selling Shareholders on the one hand and the U.S. Underwriters on the other. The relative benefits received by the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the U.S. Underwriters, in each case as set forth in the table on the cover page of the United States Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the U.S. Under writers, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the U.S. Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(d), no U.S. Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e)  The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the U.S. Underwriters, (ii) acceptance of any of the U.S. Shares and payment therefor or (iii) any termination of this Agreement.


          8.   Termination.  The obligations of the several U.S. Underwriters
               -----------
under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing
Date), by written notice to the Company and the Committee from the Representatives, without liability on the part of any U.S. Underwriter to the Company or any Selling Shareholder, if, prior to delivery and payment for the U.S. Shares (or the Option Shares, as the case may be), (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists such securities or by The Nasdaq Stock Market, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited (other than temporary suspension of trading) or limitations on prices or price changes (other than limitations on hours or numbers of days of trading) shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

          9.   Substitution of Underwriters.  If any one or more of the U.S.
               ----------------------------
Underwriters shall fail or refuse to purchase any of the U.S. Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of U.S. Firm Shares which such defaulting U.S. Underwriter or

U.S. Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of U.S. Firm Shares, the other U.S. Underwriters shall be obligated, severally, to purchase the U.S. Firm Shares which such defaulting U.S. Underwriter or U.S. Underwriters agreed but failed or refused to purchase, in the proportions which the number of U.S. Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of U.S. Firm Shares which all such non-defaulting U.S. Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of U.S. Firm Shares which any U.S. Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of U.S. Firm Shares agreed to be purchased by such U.S. Underwriter without the prior written consent of such U.S. Underwriter. If any U.S. Underwriter or U.S. Underwriters shall fail or refuse to purchase any U.S. Firm Shares and the aggregate number of U.S. Firm Shares which such defaulting U.S. Underwriter or U.S. Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the U.S. Firm Shares and arrangements satisfactory to the Representatives, the Company and the Committee for the purchase of such U.S. Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting U.S. Underwriter, or the Company or any Selling Shareholder for the purchase or sale of any U.S. Shares under this Agreement. In any such case either the Representatives or the Company and the Committee shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the United States Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting U.S. Underwriter from liability in respect of any default of such U.S. Underwriter under this Agreement.

          10.  U.S. Distribution.  Each U.S. Underwriter represents and agrees
               -----------------
that, except for (x) sales between the U.S. Underwriters and the International Underwriters pursuant to Section 1 of the Agreement Between U.S. and International Underwriters and (y) stabilization transactions contemplated in Section 3 thereof conducted as part of the distribution of the Shares, (a) it is not purchasing any of the U.S. Shares for the account of anyone other than a United States or Canadian Person and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the U.S. Shares or distribute any prospectus relating to the U.S. Shares outside the United States or to anyone other than a United States or Canadian Person, and any dealer to whom it may sell any of the U.S. Shares will represent that it is not purchasing any of the U.S. Shares for the account of anyone other than a United States or Canadian Person and will agree that it will not offer or resell such U.S. Shares directly or indirectly outside the United States or to anyone other than a United States or Canadian Person or to any other dealer who does not so represent and agree.

          The U.S. Underwriters further confirm that in determining their net commitment for short account pursuant to Section 7 of the Amended and Restated Master Agreement Among Underwriters dated as of June 11, 1984, there shall be subtracted any Shares purchased for such U.S. Underwriter's account pursuant to
Section 1 of the Agreement Between U.S. and International Underwriters.


          11.  Miscellaneous.  Notice given pursuant to any of the provisions of
               -------------
this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 1336 Enterprise Drive, West Chester, Pennsylvania 19380 Attention: Lorin J. Randall, Vice President, (b) if to any Selling Shareholder other than Myron S. Gelbach, Jr., to Stephen V. Siana, Esquire, Siana & Shields, P.C., One E. Uwchlan Ave., Suite 301, Exton, Pa 19341, or if to Myron S. Gelbach, Jr., to Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, PA 19103-7599, or (c) if to the U.S. Underwriters, to the Representatives at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

          This Agreement has been and is made solely for the benefit of the several U.S. Underwriters, the Company and the Selling Shareholders and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and, except as set forth in the International Underwriting Agreement, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of U.S. Shares from any of the several U.S. Underwriters.

          With respect to any obligation of the Company and the Selling Shareholders hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, notwithstanding the fact that such obligation is a joint and several obligation of the Company and the Selling Shareholders, the U.S. Underwriters (or any other person to whom such payment, indemnification or reimbursement is owed) may pursue the Company with respect thereto prior to pursuing any Selling Shareholder.

          Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          The Company, the Selling Shareholders and the U.S. Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several U.S. Underwriters.

                                             Very truly yours,

                                             CFM TECHNOLOGIES, INC.


                                             By: ________________________
                                                    Title:


                                             THE SELLING SHAREHOLDERS
                                             NAMED IN SCHEDULE I ATTACHED
                                             HERETO

                                             By: The Committee


                                             By: _________________________

Confirmed as of the date first
above mentioned:

PaineWebber Incorporated

Donaldson, Lufkin & Jenrette Securities Corporation

Montgomery Securities
Acting on behalf of themselves
and as the Representatives
of the other several U.S. Underwriters
named in Schedule II hereof.

By: PaineWebber Incorporated


      By: ________________________
            Title:


By:   Donaldson, Lufkin & Jenrette Securities Corporation


      By:
      _____________________________
          Title:


By:  Montgomery Securities


      By: ________________________
          Title:

                                  SCHEDULE I

                             SELLING SHAREHOLDERS


                                                                   Total
  Name of                                                      Number of U.S.
  Selling                                                       Firm Shares
Shareholder                                                      to be Sold
- -----------                                                    --------------
  P.k. Ltd.                                                            33,264

  David D. Kim Trust                                                    8,316

John T. Kim Trust                                                       8,316

Susan Y. Kim Trust                                                      8,316

Myron S. Gelbach, Jr.                                                   3,327


Total................................................................. 61,539

                                  SCHEDULE II

                               U.S. UNDERWRITERS


                                                               Number of
    Name of                                                 U.S. Firm Shares
U.S. Underwriters                                           to be Purchased
- -----------------                                           ----------------
PaineWebber Incorporated

 Donaldson, Lufkin & Jenrette
 Securities Corporation
Montgomery Securities









Total.......................................................      1,698,461
                                                                  =========

                                                                       EXHIBIT A



                            CFM TECHNOLOGIES, INC.

                            _____________________


                      U.S. PRICE DETERMINATION AGREEMENT
                      ----------------------------------


                                                        __________________, 1996



PaineWebber Incorporated

Donaldson, Lufkin & Jenrette Securities Corporation

Montgomery Securities
 As Representatives of the several U.S. Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Dear Sirs:


           Reference is made to the U.S. Underwriting Agreement, dated ______, 1996 (the "U.S. Underwriting Agreement"), among CFM Technologies, Inc., a Pennsylvania corporation (the "Company"), the Selling Shareholders named in
Schedule I thereto or hereto (the "Selling Shareholders"), and the several U.S. Underwriters named in Schedule II thereto or hereto (the "U.S. Underwriters"), for whom PaineWebber Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Montgomery Securities are acting as representatives (the "U.S. Representatives"). The U.S. Underwriting Agreement provides for the purchase by the U.S. Underwriters from the Company and the Selling Shareholders, subject to the terms and conditions set forth therein, of an aggregate of 1,760,000 shares (the "U.S. Firm Shares") of the Company's common stock, no par value, with an additional 330,000 shares subject to an over-allotment option. This Agreement is the U.S. Price Determination Agreement referred to in the U.S. Underwriting Agreement.

          Pursuant to Section 1 of the U.S. Underwriting Agreement, the undersigned agree with the U.S. Representatives as follows:

               1. The initial public offering price per share for the U.S. ___ Shares shall be $_______.

               2. The purchase price per share for the U.S. Firm Shares to be paid by the several U.S. Underwriters shall be $_______ representing an amount equal to the initial public offering price set forth above, less $______ per share.

          The Company represents and warrants to each of the U.S. Underwriters that the representations and warranties of the Company set forth in Section 3 of the U.S. Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

          The Selling Shareholders represent and warrant to each of the U.S. Underwriters that the representations and warranties of the Selling Shareholders set forth in Section 4 of the U.S. Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

          As contemplated by the U.S. Underwriting Agreement, attached as
Schedule II is a completed list of the several U.S. Underwriters, which shall be a part of this Agreement and the U.S. Underwriting Agreement.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          If the foregoing is in accordance with your understanding of the agreement among the U.S. Underwriters, the Company and the Selling Shareholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the U.S. Underwriting Agreement shall be a binding agreement among the U.S. Underwriters, the Company and the Selling Shareholders in accordance with its terms and the terms of the U.S. Underwriting Agreement.


                                             Very truly yours,



                                             CFM TECHNOLOGIES, INC.


                                             By:_________________________
                                               Title:



                                             THE SELLING SHAREHOLDERS NAMED IN
                                             SCHEDULE I TO THE U.S. UNDERWRITING

                                             By:  The Committee



                                                     By:______________________

Confirmed as of the date
 first above mentioned:



PaineWebber Incorporated

Donaldson, Lufkin & Jenrette Securities Corporation

Montgomery Securities
Acting on behalf of themselves
and as the Representatives
of the other several U.S. Underwriters
named in Schedule II hereof.

By:  PaineWebber Incorporated


       By:  ________________________
              Title:


By:    Donaldson, Lufkin & Jenrette Securities Corporation


       By:
       _____________________________
           Title:


By:  Montgomery Securities

       By: ________________________
           Title:

                                                                       EXHIBIT B



                               POWER OF ATTORNEY


                            CFM TECHNOLOGIES, INC.


                                 Common Stock



[Names and Addresses of Committee]



Dear Sirs:


          The undersigned understands that CFM Technologies, Inc., a Pennsylvania corporation (the "Company"), has filed a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), in connection with the proposed public offering and sale by the Company, the undersigned (the "Selling Shareholder") and certain other Selling Shareholders of the Company's Common Stock, no par value (the "Common Stock").


          The Selling Shareholder desires to sell certain shares of Common Stock and to include such shares among the shares covered by the Registration Statement. The number of shares of Common Stock which the undersigned desires to sell (the "Shares") are set forth beneath the signature of the Selling Shareholder below.

          Concurrently with the execution and delivery of this Power of Attorney, the undersigned is delivering to you, or requesting the Company to deliver to you, certificates for the Shares, which you are authorized to deposit with ____________, as custodian (the "Custodian"), pursuant to a custody agreement in the form attached as Attachment A hereto (the "Custody Agreement").

          1. In connection with the foregoing, the Selling Shareholder hereby makes, constitutes and appoints you collectively, and each of you, individually (a "Member") and each of your respective substitutes under Section 3, the true and lawful attorneys-in-fact of the undersigned (the

Members or any of them or their respective substitutes, being herein referred to collectively as the "Committee"), with full power and authority, in the name and on behalf of the Selling Shareholder:

               (a) To enter into the Custody Agreement and deposit with the Custodian pursuant thereto the certificates for the Shares delivered to the Committee concurrently herewith;

               (b) For the purpose of effecting the sale of the Shares, to execute and deliver (i) an Underwriting Agreement (the "U.S. Underwriting Agreement"), by and among the Company, the other Selling Shareholders and the representatives (the "Representatives"), selected by the Company, of the several U.S. Underwriters (the "U.S. Underwriters"), and (ii) a U.S. Price Determination Agreement (as defined in the U.S. Underwriting Agreement), by and among the Company, the other Selling Shareholders and the Representatives of the several U.S. Underwriters.

          (c) To endorse, transfer and deliver certificates for the Shares to or on the order of the Representatives, or to their nominee or nominees, and to give such orders and instructions to the Custodian as the Committee may in its sole discretion determine with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates for such Shares are to be issued and the denominations thereof); (ii) the delivery to or for the account of the Representatives of the certificates for the Shares against receipt by the Custodian of the full purchase price to be paid therefor; (iii) the remittance to the Selling Shareholder of the Selling Shareholder's share of the proceeds, after payment of expenses described in the U.S. Underwriting Agreement, from any sale of Shares; and (iv) the return to the Selling Shareholder of certificates representing the number of Shares (if any) deposited with the Custodian but not sold by the Selling Shareholder under the Registration Statement for any reason;

               (d) To retain ____________________ [(who are also counsel to the Company)] as legal counsel for the Selling Shareholders in connection with any and all matters referred to herein;

               (e) To take for the Selling Shareholder all steps deemed necessary or advisable by the Committee in connection with the registration of the Shares under the Act, including without limitation filing amendments to the Registration Statement, requesting acceleration of effectiveness of the Registration Statement, advising the Securities and Exchange Commission that the reason the Selling Shareholder is offering the Shares for sale is to diversify the Selling Shareholder's investments and to assist the Company in creating the public market for the Common Stock, informing said Commission that the Selling Shareholder has no knowledge of any material adverse information with regard to the current and prospective operations of the Company which is not stated in the Registration Statement, and such other steps as the Committee may in its absolute discretion deem necessary or advisable;

               (f) To make, acknowledge, verify and file on behalf of the Selling Shareholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which the Shares are to be offered;

               (g) If necessary, to endorse (in blank or otherwise) on behalf of the Selling Shareholder the certificate or certificates representing the Shares, or a stock power or powers attached to such certificate or certificates; and

               (h) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings and, in general, to do all things and to take all action which the Committee in its sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares, as fully as could the Selling Shareholder if personally present and acting.


          2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Company, the Representatives, the lead Managers of the several underwriters managing the offering of Common Stock outside the United States (the "Managers"), the U.S. Underwriters, the International Underwriters and the other Selling Shareholders and, for the purpose of completing the transactions contemplated by this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Selling Shareholder or by operation of law, whether by the death, disability, incapacity or liquidation of the Selling Shareholder or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the Selling Shareholder is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Selling Shareholder shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Power of Attorney, the Committee shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof.

          3. Each Member shall have full power to make and substitute any person in the place and stead of such Member, and the Selling Shareholder hereby ratifies and confirms all that each Member or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one Member or his substitute. In the event of the death, disability or incapacity of any Member, the remaining Member or Members shall appoint a substitute therefor.

          4. The Selling Shareholder hereby represents, warrants and covenants that:

               (a) All information furnished to the Company by or on behalf of the Selling Shareholder for use in connection with the preparation of the Registration Statement is and will be true and correct in all material respects and does not and will not omit any material fact necessary to make such information not misleading;

               (b) The Selling Shareholder, having full right, power and authority to do so, has duly executed and delivered this Power of Attorney;

               (c) The Selling Shareholder has carefully reviewed the Registration Statement and will carefully review each amendment thereto immediately upon receipt thereof from the Company and will promptly advise the Company in writing if:

                    (i) The name and address of the Selling Shareholder is not properly set forth in each preliminary prospectus (collectively, the "Preliminary Prospectus") contained in the Registration Statement and the prospectuses (collectively, the "Prospectus") contained in the Registration Statement at the time it becomes effective;

                    (ii)   The Selling Shareholder has reason to believe that
     (A) any information furnished to the Company by or on behalf of the Selling Shareholder for use in connection with the Registration Statement or the Prospectus or any Preliminary Prospectus is not true and complete; and (B) any Preliminary Prospectus, the Prospectus and any supplements thereto contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (iii) The Selling Shareholder knows of any material adverse information with regard to the current or prospective operations of the Company or any of its subsidiaries which is not disclosed in any Preliminary Prospectus, the Prospectus or the Registration Statement; or

                    (iv) Except as indicated in the Prospectus, the Selling Shareholder knows of any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of shares of the Common Stock during the period of the public distribution,
     (B) to stabilize the market for the Common Stock or (C) for withholding commissions, or otherwise to hold any other person responsible for the distribution of the Selling Shareholder's participation;

               (d) In connection with the offering of the Shares, the Selling Shareholder has not taken and will not take, directly or indirectly, any action intended to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares;

               (e) The Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, a Prospectus or other material permitted by the Act;

               (f) The Selling Shareholder will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Closing Dates under the U.S. Underwriting Agreement and under the International Underwriting Agreement, and the Committee may consider that there has not been any such development unless advised to the contrary;

               (g) The Selling Shareholder has, and at the time of delivery of the Shares to the Representatives and the Managers it will have, full power and authority to enter into this Power of Attorney, to carry out the terms and provisions hereof and to make all the representations, warranties and covenants contained herein; and

               (h) This Power of Attorney is the valid and binding agreement of the Selling Shareholder and is enforceable against the Selling Shareholder in accordance with its terms.

          5. The representations, warranties and covenants of the Selling Shareholder in this Power of Attorney are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Committee, the Company and its counsel, and their representatives, agents and counsel, the Custodian, the U.S. Underwriters, the Representatives, the Managers and the International Underwriters.

          6. The Committee shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Shareholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

          It is understood that the Committee assumes no responsibility or liability to any person other than to deal with the Shares deposited with it and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Committee makes no representations with respect to and shall have no responsibility for the Registration Statement, the Prospectus or any Preliminary Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own negligence or bad faith. The Selling Shareholder agrees to indemnify the Committee for and to hold the Committee harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Committee under this Power of Attorney, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the negligence or bad faith of the Member seeking indemnification. The Selling Shareholder agrees that the Committee may consult with counsel of its own choice (who may be counsel for the Company) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

          It is understood that the Committee may, without breaching any express or implied obligation to the Selling Shareholder hereunder, release, amend or modify any other Power of Attorney granted by any other Selling Shareholder.

          7. It is understood that the Committee shall serve entirely without compensation.

          8. This Power of Attorney shall be governed by the laws of the State of New York.

          This Power of Attorney may be signed in two or more counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

          In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          This Power of Attorney shall be binding upon the Committee and the Selling Shareholder and the heirs, legal representatives, distributees, successors and assigns of the Selling Shareholder.


Dated:         ,1996

                             Very truly yours,


                             ____________________________/*/


                             ____________________________/*/
                             Signature(s) of Selling
                                      Shareholder(s)


                              ____________________________
                                         (Address)


                              SHARES TO BE SOLD:

                              __________________ shares of Common Stock (prior to giving effect to the 3.326-for-1 stock split, which is equivalent to _________________ shares of Common Stock after giving effect to the stock split)

_________________

*    To be signed in exactly the same manner as the shares are registered.

     NOTE: SIGNATURES MUST BE NOTARIZED
               Selling Shareholders should use the appropriate form for the state in which they are located.

ACKNOWLEDGED AND ACCEPTED:
THE COMMITTEE:


______________________________

______________________________

______________________________

______________________________

                                          Attachment A



                               CUSTODY AGREEMENT
                               -----------------


          CUSTODY AGREEMENT, dated ________, 1996, among
________________________________________________________, as Custodian (the
"Custodian"), and the persons listed on Annex I hereto (each a "Selling Shareholder" and collectively the "Selling Shareholders").


          CFM Technologies, Inc., a Pennsylvania corporation (the "Company"), has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission to register for sale to the public under the Securities Act of 1933, as amended (the "Act"), shares of the Company's Common stock, no par value per share (the "Common Stock").


          The shares to be covered by the Registration Statement shall consist of (a) up to 2,138,461 shares of Common Stock to be sold by the Company and (b) up to 61,539 shares of Common Stock (the "Shares") to be sold by the Selling Shareholders.

          Each of the Selling Shareholders has executed and delivered a Power of Attorney (the "Power of Attorney") naming _____________, ____________ and _______________, and each of them, as his attorney-in-fact (the "Committee"), for certain purposes, including the execution, delivery and performance of this Agreement in his name, place and stead, in connection with the proposed sale by each Selling Shareholder of the number of Shares set forth opposite such Selling Shareholder's name in Annex I.

          1. A custody arrangement is hereby established by the Selling Shareholders with the Custodian with respect to the Shares, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by the Committee.

          2. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, certificates representing the Shares, which certificates have been endorsed in blank or are accompanied by duly executed stock powers, in each case with all signatures guaranteed by a commercial bank or trust Company or by a member firm of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or a member of the National Association of Securities Dealers, Inc.

Such certificates are to be held by the Custodian for the account of the Selling Shareholders and are to be disposed of by the Custodian in accordance with this Agreement.

          3.   The Custodian is authorized and directed by the Selling
Shareholders:
               (a) To hold the certificates representing the Shares delivered by the Selling Shareholders in its custody;


               (b) On or immediately prior to the settlement date for any Shares sold pursuant to the Registration Statement (the "Closing Date"), to cause such Shares to be transferred on the books of the Company into such names as the Custodian shall have been instructed by the representatives (the "Representatives") of the several U.S. Underwriters (the "U.S. Underwriters") and the lead managers (the "Managers") of the several International Underwriters (the "International Underwriters"); to cause to be issued, against surrender of the certificates for the Shares, a new certificate or certificates for such Shares, free of any restrictive legend, registered in such name or names; to deliver such new certificates representing such Shares to the Representatives and the Managers, as instructed by the Representatives and the Managers on the Closing Date for their account or accounts against full payment therefor; and to give receipt for such payment;

               (c) To disburse such payments in the following manner: (i) to itself, as agent for the Selling Shareholders, a reserve amount to be designated in writing by the Committee from which amount the Custodian shall pay, as soon as reasonably practicable, (A) the Selling Shareholders' proportionate share of all expenses of the offering and sale of the Shares as provided in the Underwriting Agreement by and among the Company, the Selling Shareholders and the Representatives, (B) its reasonable disbursements for acting hereunder with respect to the sale of the Shares and (C) any applicable stock transfer taxes; and (ii) to each Selling Shareholder, pursuant to the written instructions of the Committee, (A) on the Closing Date, a sum equal to the share of the proceeds to which such Selling Shareholder is entitled, as determined by the Committee, less the reserve amount designated by any Committee, and (B) promptly after all proper charges, disbursements, costs and expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above. Before making any payment from the amount reserved under clause (i) above, except payments made pursuant to subclause (B) of clause (ii) above, the Custodian shall request and receive the written approval of the Committee. To the extent the expenses referred to in subclause (A) of clause (i) above exceed the amount reserved, the Selling Shareholders shall remain liable for their proportionate share of such expenses.

          4. Subject in each case to the indemnification obligations set forth in Section 7, in the event Shares of any Selling Shareholder are not sold, the Custodian shall deliver to such Selling Shareholder as soon as practicable after termination of the offering of the Shares, certificates representing such Shares deposited by such Selling Shareholder. Certificates returned to any Selling Shareholder shall be returned with any related stock powers, and any new certificates issued to the Selling Shareholders with respect to such Shares shall bear any appropriate legend reflecting the unregistered status thereof under the Act.

          5. This Agreement is for the express benefit of the Company and the Selling Shareholders, the U.S. Underwriters, the Representatives, the International Underwriters and the Managers. The obligations and authorizations of the Selling Shareholders hereunder are irrevocable and shall not be terminated by any act of any Selling Shareholder or by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which any Selling Shareholder is acting as a fiduciary or fiduciaries), and if after the execution hereof any Selling Shareholder shall die or become disabled or incapacitated or is liquidated, or if any other event or events shall occur before the delivery of such Selling Shareholder's Shares hereunder to the Representatives and the Managers, such Shares shall be delivered to the Representatives and the Managers in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

          6. Until payment of the purchase price for the Shares has been made to the Selling Shareholders or to the Custodian, the Selling Shareholders shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the number of Shares delivered by each of them to the Custodian hereunder. Until such payment in full has been made or until the offering of Shares has been terminated, each Selling Shareholder agrees that it will not give, sell, pledge, hypothecate, grant any lien on, transfer, deal with or contract with respect to the Shares and any interests therein.

          7. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Shareholders, severally and not jointly, hereby agree to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian. The Selling Shareholders agree that the Custodian may consult with counsel of its own choice (who may be counsel for the Company), and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

          8. Each of the Selling Shareholders, jointly and not severally, hereby represents and warrants that: (a) it has, and at the time of delivery of its Shares to the Representatives it will have, full power and authority to enter into this Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of such Selling Shareholder and are enforceable against such Selling Shareholder in accordance with their respective terms.

          9. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgement by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

          10. The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Agreement given to it on behalf of each of the Selling Shareholders if the same shall be made or given to the Custodian by the Committee, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

          11. This Agreement may be executed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Committee shall constitute the valid execution of this Agreement by the Custodian.

          12. This Agreement shall be binding upon the Custodian, each of the Selling Shareholders and the respective heirs, legal representatives, distributees, successors and assigns of the Selling Shareholders.

          13. This Agreement shall be governed by the laws of the State of New York.

          14. Any notice given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter: (i) if to a Selling Shareholder, to his address set forth in Annex I; and (ii) if to the Custodian, to it at ___________________.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    ________________________
                                    _______________________,
                                    as Custodian


                                    THE SELLING SHAREHOLDERS
                                    LISTED IN ANNEX I HERETO:

                                    By:  The Committee



                                    By:_____________________

                                    Annex I
                                    -------

Names and Addresses of
 Selling Shareholders                                   Shares to be Sold
- -----------------------                                 -----------------
P.K. Ltd.                                                     33,264

David T. Kim Trust                                             8,316

John T. Kim Trust                                              8,316

Susan Y. Kim Trust                                             8,316

Myron S. Gelbach, Jr.                                          3,327












                                                        ________________
Total...................                                      61,539
                                                              ------

                                                                       EXHIBIT C



                                     199__



Painewebber Incorporated      The CFM Technology Corporation

                              1336 Enterprise Drive

                              West Chester, Pa 19380

As Representatives of

the several underwriters

c/o Painewebber Incorporated

1285 Avenue of the Americas

New York, NY 10019


          Re:  The CFM Technology Corporation


Gentlemen:


          The undersigned is the beneficial owner of Common Shares, no par value per share (the "Common Shares"), of The CFM Technology Corporation (the "Company"). The undersigned understands that the Company proposes to file or has filed a registration statement on Form S-1 (as the same may be amended, the "Registration Statement") with the Securities and Exchange Commission for the registration of Common Shares under the Securities Act of 1933 for sale in an initial public offering (the "Offering"). The undersigned further understands that Painewebber Incorporated, and (together, the "Representatives") are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.


          In order to induce the Company, the Representatives and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, the Representatives and the other Underwriters, that, should the Offering be effected, the undersigned will not, for a period of 180 days following the effective date of the Registration Statement, without the prior written consent of Painewebber Incorporated on behalf of the Underwriters, directly or indirectly, offer, offer to sell, sell, contract to sell or grant any option to purchase or otherwise dispose or transfer (or announce any offer, offer of sale, sale, contract of sale or grant of any option to purchase or other disposition or transfer of) (i) any Common Shares or securities substantially similar thereto or (ii) any other securities convertible into, or exchangeable or exercisable for, Common Shares or such similar securities, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired).


          In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

          The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.


                                   Very truly yours,




                                   By*

Print Shareholder's Name             Shareholder's Signature



_________________


* If executed by a corporation, partnership or other entity, please state its name and the name and title of the officer, partner or other authorized person signing this agreement on its behalf.

                                                                       EXHIBIT D




                               Form of Opinion of
                       Ballard Spahr Andrews & Ingersoll
                             Counsel to the Company
                             ----------------------


          1. Each of the Company and each of its subsidiaries (such subsidiaries being those listed on exhibit 21 to the registration statement) (the "Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority required to own or LEASE ALL the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company and CFM Technologies, Incorporated is in good standing and licensed or qualified as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary (except where the failure to be so licensed or qualified would not materially adversely affect the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole).


          2. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are not and will not be subject to, nor were they issued in violation of any contractual preemptive or similar rights known to us or any statutory preemptive or similar statutory rights. The Shares have been duly authorized, and when issued and delivered to the U.S. Underwriters and the International Underwriters against payment therefor and in accordance with such other terms as provided by the Agreement and the International Underwriting Agreement, will have been validly issued and will be fully paid and nonassessable and will not be subject to, nor will they have been issued in violation of any contractual preemptive or similar rights known to us or any statutory preemptive or similar statutory rights. All of the outstanding shares of capital stock of the Subsidiaries are owned, of record (and, to our knowledge, beneficially and free and clear of all liens, encumbrances, options or claims whatsoever) by the Company.


          3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of the Agreement or the International Underwriting Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby, except: (i) such as have been obtained and are in effect, and (ii) such as may be required under the act and the rules and regulations or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company. All references in this opinion to the Agreement and the International Underwriting Agreement shall include the U.S. Price Determination Agreement and the International Price Determination Agreement, respectively.


          4. The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus. The description of the Common Stock contained in the Prospectus conforms to the terms thereof contained in the Company's Articles of Incorporation, as amended to date.

          5. The Registration Statement and the Prospectus comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that we express no opinion as to financial statements and other financial and statistical data contained in the Registration Statement or the Prospectus).


          6. We have been advised by the Division of Corporation Finance of the Commission that the Registration Statement has become effective under the Act and, to our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

          7. The descriptions in the Registration Statement and the Prospectus OF contracts, instruments and other documents are accurate and fairly present in all material respects the information required to be shown; and we do not know of any contracts, instruments or other documents required to be so described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.


          8. The statements in the Prospectus under "Risk Factors - Effect of Certain Anti-takeover Provisions" and "Description of Capital Stock," insofar as such statements constitute a summary or description of statutes, regulations or legal or governmental proceedings, are accurate in all material respects and fairly present the information required with respect to such statutes, regulations or legal or governmental proceedings.


          9. The Company has full corporate power and authority to enter into the Agreement and the International Underwriting Agreement, and each of the Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company. if, notwithstanding the parties' choice of the law of the State of New York as the governing law of the Agreement and the International Underwriting Agreement, a court sitting in Pennsylvania were to apply the law of the Commonwealth of Pennsylvania thereto, the Agreement and the international underwriting agreement would constitute the valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (B) as enforceability of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

          10. The execution and delivery of the Agreement and the International Underwriting Agreement by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Agreement and the International Underwriting Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under: (i) the articles or certificate of incorporation or by-laws of the Company or any of the Subsidiaries; (ii) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of the Subsidiaries is a party or by which it or any of its properties is bound or affected; (iii) any statute, rule or regulation; or (iv) any judgment, ruling, decree or order known to us, of any court or other governmental agency or body having jurisdiction over the business or properties of the Company or any of the Subsidiaries (except that we express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States or as to any statute, rule or regulation of any regulatory authority imposing any obligation on the part of the Underwriters by way of their purchase of the Shares).


          11. We know of no actions, suits or proceedings pending or threatened against the Company or any of the Subsidiaries or the business, properties, financial condition or results of operations of the Company or any of the Subsidiaries, or any of its or their respective officers in their capacities as such, before or by any Federal or state or foreign court, commission, regulatory body, administrative agency or other governmental body, wherein an unfavorable ruling, decision or finding WOULD materially adversely affect the business, properties, FINANCIAL condition or results of operations of the Company and the Subsidiaries taken as a whole, except as set forth in or contemplated by the Registration Statement and the Prospectus.

          12. To our knowledge, neither the Company nor any of the Subsidiaries is in violation of its Articles or certificate of incorporation, by-laws or other charter documents or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of the Subsidiaries is a party or by which it or its properties is bound or affected, and neither the Company nor any of the Subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to us or any statute, rule or regulation of any court or other governmental agency or body having jurisdiction over the business or properties of the Company or any of the Subsidiaries except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a wholE.


          13. The Company is not an "investment Company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment Company," as such terms are defined in the Investment Company Act of 1940, as amended.


          14. The Shares have been duly authorized for quotation and trading on The Nasdaq National Market upon official notice of issuance.


          15. Except as set forth below, no holder of Common Stock has any right to cause the Company to redeem any such Common Stock or to exchange any such Common Stock for other securities, either presently or upon the passage of time or the occurrence of any future event. No opinion is rendered hereby as to the existence or non-existence of redemption rights in favor of the estate of Robert W. Donahue, which is the record holder of 33,686 Shares of Common
Stock.

          16. The November 1994 sale of certain assets by each of CFM Technologies Limited Partnership and CFM Technologies Research Associates (the "Partnerships") to the Company in exchange for the issuance of shares of Common Stock (the "Exchange Shares") by the Company to the partnerships and the distribution of such shares to the partners of the Partnerships (collectively, the "Partnership Transactions") complied in all material respects with the Limited Partnership agreements of the Partnerships (the "Limited Partnership agreements"); no consent of the limited partners of either of the Partnerships was required to be obtained in connection with the Partnership Transactions; and no limited partner of either of the partnerships is entitled to any additional consideration in respect of the surrender of his or her limited partnership interest in connection with the partnership transactions, pursuant to the provisions in the Research and Development Agreements between the Company and the Partnerships (the "Research and Development Agreements") relating to the prepayment of the purchase price payable upon exercise of the option to purchase contained therein, except such consideration which, if paid by the Company, would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole.


          17. We have reviewed the documentation entered into by the Company and the Partnerships in connection with the Partnership Transactions, and we have reviewed the circumstances surrounding the Partnership Transactions, the Limited Partnership Agreements, and such other matters as we have as we have considered necessary, and nothing has come to our attention which has caused us to believe that the sale of the Exchange Shares by the Company to the Partnerships and the distribution of the Exchange Shares by the Partnerships to their limited partners, and the November 1994 issuance of shares of Common Stock by the Company to the shareholders of CFM Technologies, Incorporated in connection with the organization of the Company as a holding Company, respectively, did not comply in all material respects with the Act and the Rules and Regulations.


          In addition, we advise you that we have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of and counsel to the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, while we have no particular expertise with respect to the technical information contained in the registration statement and the Prospectus, do not represent the Company with respect to intellectual property matters, rely as to judgment in respect of materiality of any matter on, among other things, the advice of the Chairman of the Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company, and have not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although we have not undertaken to verify independently the accuracy or completeness of the statements in the registration statement or the Prospectus and, therefore, would not necessarily have become aware of any material misstatement of fact or omission to state a material fact, on the basis of and subject to the foregoing, nothing has come to our attention to lead us to believe that the Registration Statement, on the Effective Date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the date hereof, as of its issue date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that we express no belief regarding the financial statements, the notes thereto and other financial or statistical information contained in or omitted from the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

          [In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the Commonwealth of Pennsylvania, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Representatives are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.]

                                                                       EXHIBIT E


                                Form of Opinion
                               of Counsel to the
                             Selling Shareholders
                             --------------------


          1. Each of the Selling Shareholders has full power and authority to enter into the Agreement, the International Underwriting Agreement and the Agreement and Power of Attorney and to sell, transfer and deliver such Shares pursuant to the Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery of the Agreement, the International Underwriting Agreement and the Agreement and Power of Attorney on behalf of each of the Selling Shareholders has been given. The delivery of the Shares on behalf of the Selling Shareholders pursuant to the terms of the Agreement and the International Underwriting Agreement and payment therefor by the U.S. Underwriters and the International Underwriters will transfer good and marketable title to the Shares to the several U.S. Underwriters and International Underwriters purchasing the Shares, free and clear of all liens, encumbrance and claims whatsoever.

          2. Each of the Agreement, the International Underwriting Agreement and the Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders, is a valid and binding agreement of each Selling Shareholder and, except for the indemnification and contribution provisions of the Agreement and the International Underwriting Agreement and subject to applicable bankruptcy laws, the Agreement, the International Underwriting Agreement and the Agreement and Power of Attorney are enforceable against the Selling Shareholders in accordance with the terms thereof.

          3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of the Selling Shareholders, in connection with the execution, delivery and performance of the Agreement, the International Underwriting Agreement and the Agreement and Power of Attorney by or on behalf of the Selling Shareholders or in connection with the taking by or on behalf of the Selling Shareholders of any action contemplated thereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Selling Shareholders.


          4. The execution and delivery of the Agreement, the International Underwriting Agreement and the Agreement and Power of Attorney by the Selling Shareholders, the consummation by the Selling Shareholders of the transactions therein contemplated and the compliance by the Selling Shareholders with the terms thereof do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Shareholders pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the acceleration of any obligation under, the articles or certificate of incorporation or by-laws of any corporate Selling Shareholder, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which any Selling Shareholder is a party or by which it or any of its properties is bound or affected, or any statute, judgment, ruling, decree, order, rule or regulation of any court or other governmental agency or body applicable to any Selling Shareholder (except that we express no opinion to the securities or Blue Sky laws of any jurisdiction other than the United States).

          5. There are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by the Selling Shareholders to the several U.S. Underwriters and International Underwriters, except as specified in such opinion.

          [In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the Commonwealth of Pennsylvania, and as to matters of fact, upon certificates of the Selling Shareholders and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Representatives are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.]

                                                                       EXHIBIT F



                              Form of Opinion of
                         Patent Counsel to the Company
                         -----------------------------


          1.   The statements in the Prospectus under the headings "Risk Factors
- -- Intellectual Property Rights" and "Business -- Intellectual Property" insofar as such statements constitute summary descriptions of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings. To our knowledge, except as described in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (and we know of no infringement of or conflict with) asserted rights of others in any patents, trade secrets, copyrights, trademarks, service marks or trade names. To our knowledge, except as set forth in the Prospectus, there is no infringement or violation by others of any of the Company's patents, trade secrets, copyrights, trademarks, service marks or trade names. Except as set forth in the Prospectus, to our knowledge there are no legal or governmental proceedings pending or threatened related to patents, trade secrets, copyrights, trademarks, service marks or trade names of others to which the Company or any of its subsidiaries is a party or, except for ordinary proceedings initiated by the Company or any of its subsidiaries seeking statutory rights, registrations or certifications from governmental authorities, to which any intellectual property of the Company or any of its subsidiaries is subject.


          2. To our knowledge there is no contract or other document relating to patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks or trade names of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Prospectus that is not filed or described as required.


          3. Attached hereto as Schedule A is an accurate and complete list describing all patents issued to, and all patent applications filed on behalf of, the Company or any of its subsidiaries with the U.S. Patent and Trademark Office or with patent authorities in other countries. Although we are not required by the U.S. Patent and Trademark Office to do a patentability search for any application, and although we have not done patentability searches for many of the applications in Schedule A, it is our opinion that, based on the declarations of the named inventor(s) in the applications and our investigation of the facts concerning the inventions by such inventor(s), the named inventor(s) are the original and first inventor(s) of the subject matter which is claimed. We are not aware of any other patents issued to, or patent applications filed by or on behalf of, the Company or any of its subsidiaries. On the basis of our review of assignments executed by the inventors, it is our opinion that all the inventors have assigned all their right, title and interest in the applications and the patents listed on Schedule A to the Company or its subsidiaries. An issued U.S. patent has a statutory presumption of validity, and we are not aware of any facts that would rebut the presumption as it applies to the patents listed on Schedule A. Further, except as set forth in the Prospectus, we are not aware of any actions brought or threatened by any party alleging the invalidity or unenforceability of the patents listed on Schedule
A.


          4. To our knowledge: (I) the Company and its subsidiaries own, or are licensed or otherwise possess adequate rights to use, all patenT trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (collectively "Intellectual Property") which are used in or necessary for the conduct of their respective businesses as described in the Prospectus, except as otherwise described in the Prospectus, no claims have been asserted by any person to the use of any intellectual property or challenging or questioning the validity or effectiveness of any Intellectual Property; and (ii) the use, in connection with the business and operations of the Company and its subsidiaries, of any Intellectual Property does not infringe on the rights of any person to the extent that an unfavorable decision, ruling or finding as to such infringement could materially adversely affect the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                                                                       EXHIBIT G



                              Form of Opinion of
                            Morgan, Lewis & Bockius
                         Patent Counsel to the Company
                         -----------------------------


          1.   The statements in the Prospectus under the headings "Risk Factors
- -- Intellectual Property Rights" and "Business -- Intellectual Property" insofar as such statements constitute summary descriptions of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings.

- ------------------ COMPARISON OF FOOTNOTES ------------------

- -FOOTNOTE *-
To be signed in exactly the same manner as the shares are registered.

NOTE: SIGNATURES MUST BE NOTARIZED
Selling Shareholders should use the appropriate form for the state in which they are located.


- -FOOTNOTE *-


II executed by a corporation, partnership or other entity, please state its name and the name and title of the officer, partner or other authorized person signing this agreement on its behalf.